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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 5, 2003

Aon CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-7933 (Commission File Number)	36-3051915 (IRS Employer Identification No.)
200 East Randolph Street, Chicago, Illinois (Address of Principal Executive Offices)		60601 (Zip Code)
Registrant's Telephone Number, Including Area Code: (312) 381-1000
Not Applicable (Former Name or Former Address, if Changed Since Last Report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(a)—(b)	Not applicable.
(c)	Exhibits:
Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Company on August 5, 2003.

Item 9.    Regulation FD Disclosure.

        The information required by Item 12. Results of Operations and Financial Condition is being provided under Item 9 pursuant to SEC guidance set forth in SEC Release No. 33-8216.

        The information included in this section is intended to be furnished pursuant to Item 12. Results of Operations and Financial Condition. Such information, including the exhibit hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.

        On August 5, 2003, Aon Corporation (the "Company") issued a press release (the "Press Release") announcing its results of operations for the quarter and six months ended June 30, 2003. A copy of the Press Release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Aon CORPORATION
	By:	/s/ DAVID P. BOLGER David P. Bolger Executive Vice President and Chief Financial Officer
Date: August 5, 2003

EXHIBIT INDEX

        The following is a list of the exhibits filed herewith.

Exhibit Number	Description of Exhibit
99.1	Press Release issued by the Company on August 5, 2003.

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  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
  Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX